SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K



                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  July 1, 1997


                   CITIZENS BANKING CORPORATION
      (Exact name of Registrant as specified in its charter)



       Michigan              0-10535             38-2378932
   (State or other       (Commission File      (IRS Employer
    jurisdiction of       Number)              Identification No.)
    incorporation)

                   One Citizens Banking Center,
         328 South Saginaw Street, Flint, Michigan 48502
             (Address of principal executive offices)


Registrant's telephone number, including area code:  (810)766-7500



                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 1, 1997 (the "Effective Date"), pursuant to an Agreement and Plan of Merger, dated as of January 27, 1997 (the "Merger Agreement"), by and among Citizens Banking Corporation (the "Registrant"), Polaris Acquisition, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub"), and CB Financial Corporation ("CB"), Merger Sub merged with and into CB (the "Merger"). As a result of the Merger, CB, the surviving corporation, became a wholly-owned subsidiary of the Registrant. On the Effective Date, each share of CB common stock issued and outstanding was converted into the right to receive 1.489 shares of the Registrant's common stock. The background of the Merger, a description of the recommendations of the Registrant's Board and the CB Board, and the reasons for the Merger are included in the Registrant's Registration Statement on Form S-4 (the "Registration Statement") filed May 21, 1997, Registration No. 333-27565, and are incorporated herein by reference.

     CB is a bank holding company, which, through its banking subsidiaries, provides banking and financial services. Immediately following the Merger, the banking subsidiaries of CB were merged with and into Citizens Bank, the Registrants wholly owned banking subsidiary.

     Prior to the execution of the Merger Agreement, there was no material relationship between the Registrant and CB or between any officers or directors of the Registrant and the officers or directors of CB.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          (1) The CB Consolidated Balance Sheet March 31, 1997 and March 31, 1996; Consolidated Statement of Income For the Three Months Ended March 31, 1997 and 1996; Consolidated Statement of Cash Flow For the Three Months Ended March 31, 1997 and 1996; and related Notes to Consolidated Financial Statements were included in CB's Form 10-Q for the quarter ended March 31, 1997, were incorporated by reference in the Registration Statement previously filed and are incorporated herein by reference.

          (2) The CB Consolidated Balance Sheet December 31, 1996 and December 31, 1995; Consolidated Statement of Income For the Years Ended December 31, 1996, 1995 and 1994; Consolidated Statement of Changes in Shareholders' Equity For the Years Ended December 31, 1996, 1995 and 1994; Consolidated Statement of Cash Flow For the Years Ended December 31, 1996, 1995 and 1994; and related Notes to Consolidated Financial Statements were included in CB's Form 10-K for the year ended December 31, 1996, were incorporated by reference in the Registration Statement previously filed and are incorporated herein by reference.

     (b)  Pro Forma Financial Information.

          The Unaudited Pro Forma Condensed Combined Financial Statements of the Registrant were included in the Registration Statement previously filed and are incorporated herein by reference.

     (c)  Exhibits:

          EX. NO.                DESCRIPTION

             2.1 Agreement and Plan of Merger, dated as of January 27, 1997, by and among Citizens Banking Corporation, Polaris Acquisition, Inc. and CB Financial Corporation (incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K dated
                        February 3, 1997).

            99.1        Press Release issued July 1, 1997.


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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CITIZENS BANKING

                                       /S/ THOMAS W. GALLAGHER

Dated:  July 7, 1997                   Thomas W. Gallagher, Secretary